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                                                                    EXHIBIT 10.2

                                 August 29, 2000


Shaffer Asset Management, Inc.
70 West Red Oak Lane
White Plains, NY  10604

         Re:      Commodity Trading Authorization

Gentlemen:

         Shaffer Diversified Fund, LP, a Delaware limited partnership, does hereby make, constitute and appoint you as its attorney-in-fact to purchase and sell commodity interests, including commodity futures contracts, through ADM Investor Services, Inc., as commodity broker, in accordance with the advisory agreement between us dated as of the above date.

                                Very truly yours,

                                SHAFFER DIVERSIFIED FUND, LP

                                By:      Shaffer Asset Management, Inc.
                                         General Partner


                                         By:      /s/ Daniel S. Shaffer
                                                  Daniel S. Shaffer
                                                  President